UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SITO MOBILE LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SITO MOBILE, LTD.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 18, 2016

The annual meeting of shareholders (the “Annual Meeting”) of SITO Mobile, Ltd. will be held at SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310 on February 18, 2016 at 11:00 a.m., local time, for the following purposes, which are more fully described in the accompanying proxy statement:

1.         To elect as directors the five nominees named in the proxy statement and recommended by our Board of Directors to serve until the next annual meeting of shareholders and until the subsequent election and qualification of their respective successors; and

2.         To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 300,000,000 to 100,000,000; and

3.         To conduct an advisory vote on executive compensation.

The Board of Directors has fixed the close of business on [*], as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

/s/ Jerry Hug
Jerry Hug
Chief Executive Officer and Director

Jersey City, New Jersey

January [*], 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on February 18, 2016: This proxy statement, the accompanying form of proxy card and our annual report on Form 10-K for the fiscal year ended September 30, 2015 (the “Annual Report”) are available on our website at www.sitomobile.com, which does not have “cookies” that identify visitors to that site. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

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SITO MOBILE, LTD.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of SITO Mobile, Ltd. (“we”, “us”, “our”, the “Company” or “SITO Mobile”), a Delaware corporation, for use at the Annual Meeting to be held on February 18, 2016 at 11:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

The annual meeting will be held at SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310 on February 18, 2016 at 11:00 a.m., local time.

Principal Executive Offices

Our principal executive offices are located at 100 Town Square Place, Suite 204, Jersey City, NJ 07310, and our telephone number is (201) 275-0555.

Mailing Date

The definitive proxy solicitation materials are first being mailed by us on or about January [*], 2016 to all shareholders entitled to vote at the Annual Meeting.

Availability of Proxy Materials on the Internet

Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including the proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of proxy card and our Annual Report are available on our website at www.sitomobile.com.

Record Date and Our Common Stock

Shareholders of record at the close of business on [*], 2016 the record date for the annual meeting, are entitled to notice of, and to vote, at the annual meeting. We have one class of shares outstanding, designated common stock, $0.001 par value per share. As of the record date, [*], 2016 shares of our common stock were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear the expense of preparing, printing, mailing and otherwise distributing this proxy statement. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by mail, telephone, facsimile, or other electronic means, by our directors, officers and regular employees, without additional compensation.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

●	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

●	attending the annual meeting and voting in person.

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Please note, however, that if the record holder of your shares is a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (i) your beneficial ownership of the shares; and (ii) that the broker, bank or other nominee is not voting the shares at the meeting.

Proxy Cards and Voting

Each shareholder is entitled to one vote for each share of common stock held as of the record date.

If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

1.         “FOR” each of the five nominees for election as director;

2.         “FOR” an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 300,000,000 to 100,000,000; and

3.         “FOR” approval, on an advisory basis, of the compensation of the Company’s executive officers named in the summary compensation table of this proxy statement.

The shares represented by the enclosed proxy may also be voted by the named proxies for such other business as may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Election of Directors

Our Board of Directors, upon recommendation of its Corporate Governance and Nominating Committee, has nominated Jerry Hug, Jonathan E. Sandelman, Peter D. Holden, Joseph A. Beatty and Betsy J. Bernard for election at the annual meeting. If elected, each will serve a one-year term expiring at our next annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death. Background information about the nominees is provided in Proposal No. 1.

Each of the nominees has consented to serve if elected. If any of them becomes unable or unwilling to serve as a director before the Annual Meeting, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee. Our Board of Directors alternatively could decide to reduce the size of our board to the extent permitted by our certificate of incorporation, by-laws and applicable laws. We presently do not know of any reason why any nominee will be unable to serve.

Our Board of Directors recommends that you vote “FOR” the election of these nominees.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce our authorized shares of common stock.

At the Annual Meeting, shareholders will be presented with a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of our authorized shares of common stock from 300,000,000 to 100,000,000. The Board of Directors believes that we no longer need as many authorized shares of common stock as a result of the implementation of a reverse stock split in July 2015. Further, a smaller number of authorized shares of common stock will reduce the amount of franchise tax payable to the State of Delaware.

Our Board of Directors recommends that you vote “FOR” an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock to reduce the number of our authorized shares of common stock from 300,000,000 to 100,000,000.

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this proxy statement of the Company’s executive officers who are named in the Summary Compensation Table. The advisory vote on executive compensation will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the annual meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in Proposal 3 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

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Under the Dodd-Frank Act, the Company is required to hold non-binding advisory shareholder votes on executive compensation at least once every three years, and is also required to hold a separate non-binding advisory shareholder vote at least once every six years on whether to hold such non-binding advisory votes on executive compensation every one, two, or three years. At our annual meeting of stockholders, held on September 10, 2013, our shareholders voted to recommend that the Company conduct advisory votes on executive compensation every year. The Board of Directors had recommended that shareholders vote to recommend that the Company hold non-binding advisory votes on executive compensation every three years. As a result of the non-binding shareholder vote held in 2013, the Board of Directors has determined to hold non-binding advisory shareholder votes on executive compensation every year.

Our Board of Directors recommends you vote “FOR” approval of the compensation disclosed in this proxy statement of the Company’s executive officers who are named in this proxy statement’s summary compensation table

Quorum

A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the meeting will constitute a quorum.

Vote Required

Directors will be elected by a plurality of the votes cast by the shares of our common stock entitled to vote in the election. The affirmative vote of the holders of a majority of the total outstanding shares of our common stock as of the record date is necessary to approve the amendment to our certificate of incorporation to reduce our authorized shares of common stock.

The advisory vote on executive compensation is non-binding, as discussed above.

Effect of Abstentions

Abstentions (including instructions to withhold authority to vote for one or more director nominees) are counted for purposes of determining a quorum, but will have no effect on the outcome of any matter voted upon at the Annual Meeting.

Effect of “Broker Non-Votes”

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. The approval of the amendment to our Amended and Restated Certificate of Incorporation to reduce our authorized shares of common stock (Proposal 2) is considered a routine matter for which brokers and other nominees may vote shares they hold in street name, even in the absence of voting instructions from the beneficial holder. The remaining proposals are not considered routine matters, and the broker cannot vote the shares on these proposals if it has not received voting instructions from the beneficial owner of the shares.

Cumulative Voting

Our shareholders have no cumulative voting rights in the election of directors.

Dissenters’ Rights

Under Delaware law, our shareholders do not have dissenters’ rights with respect to any proposal to be considered at the annual meeting.

Annual Report

We have enclosed with this proxy statement our Annual Report on Form 10-K, excluding exhibits attached to our Form 10-K (which will be furnished upon written request as indicated below), for our fiscal year ended September 30, 2015, referred to as “fiscal year 2015.” The report includes our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Annual Report by:

●	accessing our website located at www.sitomobile.com;

●	writing to us at: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary; or

●	telephoning us at (201) 275-0555.

You can also obtain a copy of our Annual Report on Form 10-K for our fiscal year ending September 30, 2015 and the other periodic filings that we make with the SEC from the SEC’s EDGAR database located at www.sec.gov.

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PROPOSAL NO. 1

Election of Directors

Nominees Proposed for Election as Directors at the Annual Meeting

At this Annual Meeting, the terms of all six members of our Board of Directors will expire. Philip B. Livingston is not running for re-election and the remaining five directors are proposed to be elected at the Annual Meeting to serve until our next annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death.

Upon the recommendation of our Governance and Nominating Committee, the Board of Directors has nominated each of Jerry Hug, Jonathan E. Sandelman, Peter D. Holden, Joseph A. Beatty and Betsy J. Bernard to serve as our directors. Each nominee is a current director standing for re-election.

Any vacancy existing between shareholders’ meetings, including vacancies resulting from an increase in the number of directors or the resignation or removal of a director, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until our next annual meeting of shareholders.

The Board of Directors does not contemplate that any of the director nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute director nominees as they, in their discretion, determine.

Unless authority to vote for one or more of the director nominees is specifically withheld, proxies will be voted “FOR” the election of all five director nominees.

So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

The directors of SITO Mobile have diverse backgrounds that provide experience and expertise in a number of areas particularly relevant to the Company. The Governance and Nominating Committee considers the particular qualifications and experience of directors standing for re-election and potential nominees for election and strives to nominate a Board that has expertise in a number of areas critical to the Company.

Nominees

Jerry Hug, 48, became our interim Chief Executive Officer on August 27, 2014 and our Chief Executive Officer and a Director on November 10, 2014. Mr. Hug joined the Company in 2011 as our Director of Corporate Development and was then promoted to Executive Vice President in March 2013. Between 2007 and 2010, Mr. Hug was the co-founder and President of Waveyard Development LLC, a water-sports resort destination development company. From 2003 to June 2006, Mr. Hug served as Executive Vice President and Chief Strategy Officer of Wireless Retail Inc., a $400 million wireless services company that was among the first U.S. businesses to use the store-in-store business model to sell mobile phones for wireless carriers through large nationwide retailers. Mr. Hug was interim CFO for Wireless Retail Inc. leading up to its sale to Radio Shack Corporation. From 2002 to 2004, Mr. Hug was Managing Partner of Redwood Partners, an early-stage merchant bank and advisory firm that focused on providing early-stage capital and executive management to technology, media and telecommunications businesses.

The Board of Directors has concluded that Mr. Hug is qualified to serve as a director of the Company because of his extensive experience in the wireless industry and his prior experience in finance.

Jonathan E. Sandelman, 57, joined our board on December 10, 2012. Mr. Sandelman is the Chief Executive Officer, Founder, and Chief Investment Officer at Sandelman Partners, LP. He founded the firm on July 1, 2005. Mr. Sandelman is the President and Director at NMS Services Inc., NMS Services (Cayman) Inc., and BAC Services Inc. He was the President of the New York Office at Banc of America Securities LLC. Mr. Sandelman joined the firm in 1998 as the Head of Equity Financial Products and took charge of the equity department in 2002. He headed the firm's debt and equities business before becoming the President, a post that Mr. Sandelman held until October 20, 2004. He was the Deputy Head of Global Equities, Member of the Risk Management Committee, Member of the Compensation Committee, and Managing Director of Equity Derivatives at Salomon Brothers. Mr. Sandelman was a Director of Do Something and Impact Web Enterprises, Inc. He holds a Bachelor of Arts and a Juris Doctor from Yeshiva University-Cardozo Law School.

Mr. Sandelman’s financial and intellectual property knowledge and experience qualifies him to serve on the Company’s Board of Directors.

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Peter D. Holden, 50, joined our board on March 29, 2013. Since September 2014, Mr. Holden has served as the President of IPCREATE, a 100 person pioneer in invention-on-demand that works with organizations to generate and patent disruptive inventions to speed, quality and scale to complement their own internal R&D efforts in a more market-driven way. Prior to joining IPCREATE, from July 2012 to August 2014, Mr. Holden was Senior Vice President at IPVALUE Management, Inc., a leader in “IP agency” transactions for blue chip companies worldwide. The company generated over $1.3 Billion of revenues since inception and was sold to Vector Capital, Inc. (San Francisco) in July 2014. Prior to joining IPVALUE, in September 2006, Mr. Holden founded the IP Investment Group at Coller Capital LP (a $15 Billion Global Secondaries Fund) and led the investment and subsequent monetization of thousands of patents, delivering top-quartile returns to investors. In 1999 Mr. Holden founded and ran Invisible Hand LLC (New York, NY), a $48 Million IP venturing fund focused on building and/or acquiring fundamental IP positions and repurposing these into founders’ equity in promising early stage companies. Mr. Holden formerly held senior positions at Panasonic based out of Osaka, Japan and University Patents, Inc. Mr. Holden holds Ph.D. and undergraduate degrees from the United Kingdom. He also held positions as Senior Fellow at Wharton Business School and was awarded the Honda Fellowship at the University of Electro-Communications in Tokyo, Japan. He has also advised several governmental and sovereign initiatives on IP fund formation and is on the Innovation Advisory Board of United Technologies Corp.

Mr. Holden’s financial and intellectual property knowledge and experience qualifies him to serve on the Company’s Board of Directors.

Joseph A. Beatty, 52, joined our Board of Directors on September 9, 2014. Mr. Beatty was President and Chief Executive Officer and a board member of Telular Corporation from 2008 until its sale in June 2013. Prior to serving Telular’s President and Chief Executive Officer, Mr. Beatty served as its Executive Vice President (beginning in April 2007) and Chief Financial Officer and Secretary (beginning in May 2007). From June 2003 until June 2006, Mr. Beatty was President and Chief Executive Officer of Concourse Communications Group, a privately held developer and operator of distributed antenna systems and airport wi-fi networks. From March 2001 until June 2003, Mr. Beatty worked with private equity firm Cardinal Growth L.P. on various acquisition projects and also acted as part-time Interim Chief Financial Officer for Novaxess B.V., a privately held telecom services provider based in the Netherlands. From November 1996 until February 2001, Mr. Beatty was a co-founder and the Chief Financial Officer of Focal Communications Corporation, a publicly held telecom services provider. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local telecom services provider. Mr. Beatty is a former Chairman and continues to serve on the board of trustees of Edward Health Services Corporation, a not-for-profit healthcare provider located in Naperville, Illinois. He is also a director of EHSC Cayman Segregated Portfolio, its captive insurance subsidiary, domiciled in the Cayman Islands, Intelliquent, Inc. and CityScan, Inc. Mr. Beatty earned a bachelor’s degree in electrical engineering from the University of Illinois and an MBA from the University of Chicago’s Booth School of Business. He is also a Chartered Financial Analyst.

Mr. Beatty’s extensive management and leadership experience in the telecommunications industry and his strong background in finance and impressive experience as a member of senior management for a number of telecommunications companies provide our Board with key expertise in financial matters and valuable insight regarding strategic opportunities.

Betsy J. Bernard, 60, joined our board on July 15, 2014. Ms. Bernard was previously the President of AT&T, a position she held from October 2002 until her retirement in December 2003. Ms. Bernard also served as President and CEO of AT&T Consumer from April 2001 through October 2002. Ms. Bernard held senior executive positions with Qwest Communications International, Inc., USWEST, Inc. AVIRNEX Communications Group and Pacific Bell. Ms. Bernard serves as a Director, a member of the Finance Committee and Chair of the Nominating and Governance Committee of the Principal Financial Group. She also serves as a director, a member of the compensation committee and Chair of the Nominating and Governance Committee of Zimmer Biomet. She previously served as chair of Telular Corporation. Ms. Bernard serves on the advisory boards of GroTech Ventures, Innovate Partners and the Silverfern Group. Ms. Bernard received a BA from St. Lawrence University, an MBA from Fairleigh Dickinson University, an MS degree in management from Stanford University’s Sloan Fellowship Program, and a Doctor of Laws (Honorary) from Pepperdine University.

The Board of Directors has concluded that Ms. Bernard is qualified to serve as a director of the Company because of her past experience in senior executive roles with leading global telecommunications companies and her significant experience as a director of public company boards, including service as chairman of the board, and experience as a member of compensation and audit committees as well as chair of nomination and governance committees.

Board Independence

Our Board of Directors has determined that each of Mr. Sandelman, Mr. Beatty, Mr. Livingston and Ms. Bernard are “independent," as determined by reference to the rules of a national securities exchange or of a national securities association (such as the Nasdaq Stock Market).

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Board Meetings

The Board of Directors currently consists of six members. During fiscal year 2015, the Board of Directors met nine times. Each director attended not less than 75% of the aggregate number of meetings.

Committees of the Board of Directors

The following table sets forth the three standing committees of our Board of Directors and the members of each committee:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Betsy J. Bernard	X	X	Chair
Joseph A. Beatty*	Chair	X	X
Philip B. Livingston	X	Chair	X

* Audit Committee Financial Expert.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee as the functions of each are described below.

Audit Committee

The Audit Committee is currently comprised of Mr. Beatty (Chairman), Ms. Bernard, and Mr. Livingston. We believe all the members of the audit committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee met six times during fiscal 2015.

The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter adopted by the Board of Directors and available on the Company’s website (www.sitomobile.com).

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors and has other duties and functions as described in its charter.

Our Audit Committee serves to monitor our financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm; directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors.

Our board of directors has determined that Joseph A. Beatty is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors, and has other duties and functions as described in its charter.

Company management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2015 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in fiscal year 2015 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2015.

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Respectfully submitted by the Audit Committee,

Joseph A. Beatty, Chairman

Betsy J. Bernard

Phillip B. Livingston

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Livingston (Chairman), Ms. Bernard, and Mr. Beatty. We believe all of the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Compensation Committee met five times during fiscal 2015.

The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our President, Chief Executive Officer and our Executive Chairman.

Our Compensation Committee reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of Ms. Bernard (Chairman), Mr. Beatty and Mr. Livingston. We believe all the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Governance and Nominating Committee met one time during fiscal 2015.

The duties and responsibilities of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Our Corporate Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board of Directors, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors; reviews the composition of each committee of the Board of Directors and presents recommendations for committee memberships; and reviews and recommends changes to the charter of the Governance and Nominating Committee and to the charters of other Board of Director committees.

The process followed by the Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board of Director members, our Chief Executive Officer, and others for recommendations; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications; and (iii) interviews of selected candidates. The Corporate Governance and Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by shareholders.

In evaluating the suitability of candidates to serve on the Board of Directors, including shareholder nominees, the Governance and Nominating Committee seeks candidates who are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and who meet certain selection criteria established by the Governance and Nominating Committee.

Corporate Governance Materials

The full text of the charters of our Audit, Governance and Nominating, and Compensation Committees and our Insider Trading Policy and Code of Ethics can be found at http://ir.sitomobile.com/governance-documents.

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Code of Ethics

On December 1, 2004 we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics will be provided to any person requesting same without charge. To request a copy of our Code of Ethics please make written request to our Chief Financial Officer c/o SITO Mobile, Ltd. at 100 Town Square Place, Suite 204, Jersey City, NJ 07310.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Board Leadership Structure

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, Betsy Bernard serves as our Lead Director and Jerry Hug serves as our Chief Executive Officer.

Shareholder Communications

Shareholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Shareholders should address such correspondence to the Board of Directors or the relevant Board members in care of: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Director Compensation

Our non-employee Board of Director members receive an annual cash payment of $30,000, payable quarterly, for service on the Board of Directors and $250 per committee or board meeting, attended in-person or telephonically. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business. There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Upon appointment to the Board of Directors and annually thereafter, our directors receive a grant of five year options to purchase 20,000 shares of common stock which options vest immediately upon grant and which expire upon the earlier of the scheduled expiration date or 18 months after the cessation of service, whichever is sooner. The chairperson of each of our standing committees receives a grant of options to purchase 5,000 shares.

Effective November 10, 2015, our Board of Directors agreed to increase the compensation of the Lead Director to $45,000 and options to purchase 30,000 shares of common stock.

The following table sets forth compensation received by our directors in the fiscal year ended September 30, 2015.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Jerry Hug (1)	0	0	0	0	0
Jonathan D. Sandelman	32,500	0	48,000	0	80,500
Peter D. Holden (2)	16,750	0	40,767	0	57,517
Betsy J. Bernard	33,750	0	33,097	0	66,847
Joseph A. Beatty	33,750	0	25,845	0	59,595
Philip B. Livingston (3)	25,750	0	48,325	0	74,075

(1)	This table includes only his compensation which was expressly for service as a director. Mr. Hug received other compensation as an executive officer-see the Summary Compensation Table below.

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(2)	On October 10, 2013, we entered into a Consulting Agreement with Peter D. Holden pursuant to which Mr. Holden provided advice and support in connection with our review, analysis and development of our intellectual property. Pursuant to the Consulting Agreement, Mr. Holden received $13,000 per month, and, in addition, was granted an option to purchase 50,000 shares of our common stock at a price of $6.09 per share. On February 1, 2015, we mutually agreed to terminate the Consulting Agreement and compensated Mr. Holden according to our standard board compensation plan.

(3)	Mr. Livingston was appointed as a Director on November 10, 2014.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend our annual meeting of shareholders.

Required Vote for Approval

Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election.

Recommendation of Our Board of Directors

Our Board of Directors recommends that shareholders vote “for” the election to the Board of each of the nominees named herein to serve as our directors.

PROPOSAL NO. 2

AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved and recommended a proposal to amend our amended and restated certificate of incorporation, substantially in the form of Appendix A hereto, to reduce our authorized shares of common stock from 300,000,000 to 100,000,000.

If approved by our stockholders, we intend to file the amendment with the Secretary of State of Delaware as soon as practicable following the annual meeting, and the amendment will be effective upon such filing.

Our Articles of Incorporation currently authorizes us to issue 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.0001. Our issued and outstanding securities, as of January 5, 2015, on a fully diluted basis, are as follows:

●	17,157,520 shares of common stock; and

●	Options to purchase 2,556,457 shares of common stock with a weighted average exercise price of $4.80.

Purpose of Decrease in Authorized Common Stock

The Board of Directors believes that, due to the decrease in the number of outstanding shares of common stock resulting from the one-for-ten reverse stock split the Company effected in July 2015, the Company no longer has a need for 300,000,000 authorized shares of common stock and that 100,000,000 authorized shares of common stock is sufficient for the Company at this time. In the event we need to increase our authorized shares of common stock in the future, the Company may, subject to shareholder approval, seek to amend its certificate of incorporation, to increase the number of authorized shares of common stock. Further, the reduction in authorized shares of common stock will result in lower franchise taxes payable to the State of Delaware.

Required Vote for Approval

Approval of the amendment to the Company’s amended and restated certificate of incorporation, to reduce our authorized shares of common stock from 300,000,000 to 100,000,000, requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock issued and outstanding as of the record date.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote “FOR” approval of the amendment to the Company’s amended and restated certificate of incorporation, to reduce our authorized shares of common stock from 300,000,000 to 100,000,000

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PROPOSAL NO. 3

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this proxy statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of SITO Mobile, Ltd. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement for its 2016 Annual Meeting, as such compensation is disclosed in the Company’s Proxy Statement for its Annual Meeting pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal No. 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote to approve the compensation disclosed in this proxy statement of the Company’s executive officers who are named in this proxy statement’s summary compensation table.

EXECUTIVE OFFICERS

Jerry Hug serves as our Chief Executive Officer. Further information about Mr. Hug is set forth in Proposal No. 1.

Kurt Streams, age 54, serves as our Chief Financial Officer. From 2009 through 2013, Mr. Streams was a Partner at GBM LLC, a business management firm serving public and private companies, where he managed patents and licensing for a publicly-held consumer products client. From 2008 through 2009, Mr. Streams was a Principal at RBSM LLP, a CPA firm that is a U.S. member of Russell Bedford International, one of the world’s top 15 accounting networks according to International Accounting Bulletin. Mr. Streams has served as CFO of three companies including IGIA, Inc. where he managed patents and licensing for IGIA’s portfolio of branded consumer products. Previously, he was CFO at The Deal, LLC, a private equity owned financial news organization with more than 100 journalists worldwide. Mr. Streams started his career at Deloitte & Touche where he served in several positions which culminated in his role as Senior Audit Manager in Connecticut and The Netherlands. Mr. Streams received a BA in Economics from the University of Massachusetts at Amherst and is a CPA.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

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Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of clients and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the of the Compensation Committee.

Compensation Consultant

Our compensation committee retained the services of Radford, an Aon Hewitt company, a compensation consulting firm, to review and advise on our compensation practices. Radford reviewed the compensation levels of the Company’s senior executive team relative to the competitive market and provided recommendations to the Compensation Committee.

The Elements of our Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving certain objectives, individual performance experience and expertise and salaries paid to executives at companies similarly situated to ours.

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Incentive Compensation Awards

Each of our Named Executive is eligible for an annual cash bonus, based upon net revenue, gross margins, and individual key performance indicators, set by the Compensation Committee annually. Our Compensation Committee sets the target bonus compensation paid as a percentage of each executive’s base salary with payment based upon certain threshold performance set by the Compensation Committee(the “Target Performance”). The target bonus compensation is reviewed on an annual basis by our Compensation Committee.

For fiscal year ended September 30, 2015, the target bonus for our Chief Executive Officer was 50% of his base salary and for our Chief Financial Officer, the target bonus was 40% of this base salary. Eighty percent of the cash bonus paid was based upon the target net revenues and gross margins of the Company and 20% of the cash bonus was based upon individual key performance indicators.

Equity Incentive Awards

The equity grant component of the compensation plan for our named Executives is performance based. The number of performance options to be received by each of the executives is based upon the achievement by the Company of certain net revenues and gross margins targets which is reviewed on an annual basis by our Compensation Committee.

Benefits and Prerequisites

Other than health insurance and a 401(k) plan, we do not currently provide any employee benefit or retirement programs.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

Employment Agreements

Effective November 1, 2013, we entered into an employment agreement with Kurt Streams who serves as our Chief Financial Officer. Pursuant to our employment agreement with Mr. Streams dated October 18, 2013 we agreed to pay Mr. Streams an annual salary of $200,000, which is reviewed annually and discretionary cash bonuses. Our agreement with Mr. Streams also calls for successive one-year renewals unless either party elects against renewal.

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Pursuant to the employment agreement with Mr. Streams, we granted to Mr. Streams an option to purchase 2,500 shares of our common stock under our 2009 Employee and Consultant Stock Plan. We also granted to Mr. Streams stock options under our 2010 Stock Option Plan to purchase 75,000 shares of our common stock at a strike price equal to the closing price of the Company’s stock on October 31, 2013 of $6.20, with the scheduled expiration date of the stock options to be November 1, 2018. The stock options vest annually in equal installments of 25,000 over a three-year period commencing on November 1, 2014.

We have not entered into an employment agreement with our CEO, Jerry Hug.

Separation and Change in Control Arrangements

Pursuant to the terms of the employment agreement with Mr. Streams, in the event that Mr. Streams is (i) terminated without Cause (as defined in the Employment Agreement), (ii) terminated due to a Disability (as defined in the Employment Agreement), (iii) resigns with Good Reason (as defined in the Employment Agreement), or (iv) the Employment Agreement is not renewed at the election of the Company, Mr. Streams shall be entitled to receive severance benefits. Mr. Streams shall be entitled to receive the following severance benefits: (i) Base Salary immediately in effect immediately prior to the termination of the Employment Agreement (the “Termination Date”) for a period of three months and (ii) payment of COBRA premiums for Mr. Streams and his eligible dependents for a period of three months, subject to the Company’s right to discontinue or change its COBRA policy. Receipt of severance benefits shall be contingent upon Mr. Streams executing and delivering a general release of all claims in favor of the Company and its related persons.

In addition to severance benefits Mr. Streams shall receive (i) any salary earned and accrued but unpaid prior to the Termination Date, (ii) payment for all accrued by unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices.

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the two fiscal years ended September 30, 2015 to:

●	all individuals who served as our chief executive officer, chief financial officer or acted in a similar capacity for us at any time during the fiscal year ended September 30, 2015 and;

●	all individuals who served as executive officers of ours at any time during the fiscal year ended September 30, 2015 and received annual compensation during the fiscal year ended September 30, 2014 in excess of $100,000.

Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)

Jerry Hug	2014	250,000	0	0	0	250,000
Chief Executive Officer (1)	2015	250,000	105,144	0	120,502	475,646

Kurt Streams	2014	183,333	0	14,500	287,925	485,758
Chief Financial Officer (2)	2015	200,000	67,293	0	48,201	315,494

James Orsini	2014	403,268	0	0	0	403,268
Former Chief Executive Officer (3)	2015	0	0	0	0	0

Note: The table above includes only the value of options that vested during the periods indicated. The listed executives may have also received unvested options that may vest in a future period. See “Outstanding Equity Awards at Fiscal Year-End” below.

(1)	Mr. Hug was appointed Interim CEO on August 19, 2014. Mr. Hug was previously Director of Corporate Development.

(2)	Kurt Streams was appointed in fiscal 2014 on November 1, 2013 as our Chief Financial Officer.

(3)	The Company entered into a Separation and General Release Agreement (the “Separation Agreement”) with James Orsini, its Chief Executive Officer, which confirms his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. Pursuant to the terms of the Separation Agreement and in accordance with the terms of his employment agreement, the Company will pay to Mr. Orsini, one year of his base salary, accrued but unused vacation time and will provide continued medical coverage for a period of one year. In addition, the Company will reimburse Mr. Orsini for $10,000 for his attorneys’ fees in connection with his Separation Agreement. In exchange for these payments, and other provisions, Mr. Orsini agreed to a general release in favor of the Company. The Separation Agreement became effective September 19, 2014.

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Outstanding Equity Awards at Fiscal Year-End

The following table reflects options granted to our executive officers named in the Summary Compensation Table as of September 30, 2015.

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date

Jerry Hug	100,067	-	6.50	7/01/2016
	84,943	-	4.69	7/01/2016
	50,000	-	4.69	12/01/2017
	-	63,090	2.805	11/21/2019

Kurt Streams	25,000	-	6.20	11/1/2018
	-	50,000	6.20	11/1/2018
	-	25,236	2.805	11/21/2019

James Orsini (1)	150,000 255,000	- -	6.30 4.69	5/16/2016 5/16/2016

Note: The table above reflects modifications to outstanding options made pursuant to November 2012 program where we modified the terms of stock options granted to certain employees, officers, directors, and active third party service providers. See “Employment Agreements and Benefits” above and "Certain Relationships and Related Transactions, and Director Independence - Outstanding Current Service Provider High-Exercise-Price Plan Options" below.

(1)	The Company entered into a Separation and General Release Agreement (the “Separation Agreement”) with James Orsini, its Chief Executive Officer, which confirms his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. The Separation Agreement became effective on September 19, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock by each of our directors and named executive officers, each person known to us to beneficially own 5% or more of our Common Stock, and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly, based on 17,157,520 shares outstanding as of December 1, 2015. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power (subject to applicable community property laws) and that person’s address is c/o SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shares of Common Stock subject to options, warrants, or convertible notes currently exercisable or convertible or exercisable or convertible within 60 days after December 1, 2015 are deemed outstanding for computing the share ownership and percentage of the person holding such options, warrants, or convertible notes but are not deemed outstanding for computing the percentage of any other person.

Name	Shares	Percentage
Jerry Hug (1)	239,373	1.4%
Kurt Streams (2)	60,912	*	%
Betsy J. Bernard (3)	89,753	*	%
Jonathan E. Sandelman (4)	529,076	3.1%
Peter D. Holden (5)	86,986	*	%
Joseph A. Beatty (6)	52,610	*	%
Philip B. Livingston (7)	32,824	*	%

Officers and Directors as a Group (7 persons)	1,068,246	6.2%

Nicole Braun (8)	2,199,722	12.8%
Ashford Capital Management, Inc. (9)	1,189,582	6.9%

(1)       Includes: (a) 218,343 shares underlying stock options which are fully vested; and (b) 63,090 shares underlying performance options which will vest in the next 60 days.

(2)       Includes: (a) 50,000 shares underlying stock options which are fully vested; and (b) 25,236 shares underlying performance options which will vest in the next 60 days. Does not include 25,000 shares underlying unvested stock options.

(3)       Includes 36,014 shares underlying stock options which are fully vested.

(4)       Includes 91,576 shares underlying stock options which are fully vested.

(5)       Includes 86,986 shares underlying stock options which are fully vested.

(6)       Includes 32,945 shares underlying stock options which are fully vested.

(7)       Includes 29,548 shares underlying stock options which are fully vested.

(8)       The address for Ms. Braun is P. O. Box 1318, Rancho Santa Fe, CA 92067. Ms. Braun holds 2,174,722 shares in her name and 25,000 shares as custodian for her children.

(9)       The address for Ashford Capital Management, Inc. is One Walker’s Mill Road, Wilmington, DE 19807. Theodore H. Ashford III has the voting authority with respect to 1,189,582 shares.

(*)       Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own during the fiscal year ended September 30, 2015 all such reports were timely filed, except that a Form 4 was filed late by Joseph Beatty, resulting in one transaction not being timely reported, a Form 3 was filed late by Kurt Streams, and a Form 3 was filed late by Jerry Hug.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the cash and equity compensation arrangements of our directors and executive officers discussed above under “Director Compensation” and “Executive Compensation,” the following is a description of transactions since October 1, 2013, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

The Company entered into a Separation and General Release Agreement (the “Orsini Separation Agreement”) with James Orsini, its Chief Executive Officer, which confirms his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. Pursuant to the terms of the Orsini Separation Agreement and in accordance with the terms of his employment agreement, the Company will pay to Mr. Orsini, one year of his base salary, accrued but unused vacation time and will provide continued medical coverage for a period of one year. In addition, the Company will reimburse Mr. Orsini for $10,000 for his attorneys’ fees in connection with his Separation Agreement. In exchange for these payments, and other provisions, Mr. Orsini agreed to a general release in favor of the Company. The Orsini Separation Agreement became effective on September 19, 2014.

The Company entered into a Separation and General Release Agreement (the “Macaluso Separation Agreement”) with Anthony Macaluso, its former Chairman, which confirms his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities. Pursuant to the terms of the Macaluso Separation Agreement and in accordance with his Employment Agreement, the Company will pay to Mr. Macaluso or on his behalf, one year of his base salary, one year of his COBRA coverage, accrued but unused vacation time, and a payment of $65,000 in satisfaction of certain other claims. In exchange for these payments, and other provisions, Mr. Macaluso agreed to a general release in favor of the Company. The Macaluso Separation Agreement, became effective on April 17, 2014.

On October 10, 2013, we entered into a Consulting Agreement with Peter D. Holden pursuant to which Mr. Holden provided advice and support in connection with our review, analysis and development of our intellectual property. Pursuant to the Consulting Agreement, Mr. Holden received $13,000 per month and, in addition, was granted an option to purchase 50,000 shares of our common stock at a price of $0.609 per share. The options vested immediately and expire on October 10, 2016. The Consulting Agreement was terminated in February 2015.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not yet adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2015 and prior, all related party transactions were reviewed and approved by the Board of Directors, with each related party at the time serving as a director, abstaining from the vote.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In order to reduce costs and in accordance with SEC rules, we deliver only one proxy statement and Annual Report to multiple shareholders sharing an address, unless we receive contrary instructions from one or more of such shareholders. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to the Company at the telephone number and address noted below, a separate copy of our proxy statement and Annual Report to each shareholder at a shared address to which a single copy of the documents are delivered. Shareholders who wish to receive a separate copy of our proxy statement and Annual Report in the future should contact the Company by calling (201) 275-0555 or writing, SITO Mobile, Ltd., Attn: Secretary, at 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shareholders sharing an address who currently receive multiple copies of proxy statements and annual reports, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting the Company at the same number or address.

SHAREHOLDER PROPOSALS

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our next annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for our next annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than October 20, 2016; unless the date of our next annual meeting is more than 30 days before or after February 18, 2017, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. We will not include in our proxy materials shareholder proposals received that do not comply with all of the requirements of that Rule. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials for our next annual meeting pursuant to Rule 14a-8 under the Exchange Act should be mailed to the following address: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

Any shareholder wishing to nominate a person for election to our Board of Directors or have any other proposal brought before our next annual meeting, but not considered for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act as described above, must submit the proposal on or before October 20, 2016 or such other time as may be disclosed in our Quarterly Reports on Form 10-Q. The proxy holders will have discretionary authority granted by the proxies to vote on these proposals.

Recommendations for Director nomination must include appropriate biographical information, accompanied by the written consent of the proposed nominee. The qualifications of recommended candidates will be reviewed by the Governance and Nominating Committee.

OTHER MATTERS

Our Board of Directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jerry Hug
Jerry Hug
Chief Executive Officer and Director

Jersey City, New Jersey

January [*], 2016

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Appendix A

FORM OF

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF SITO MOBILE, LTD

a Delaware corporation

Under Section 242 of the Delaware General Corporation Law

SITO Mobile Ltd., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

The Certificate of Incorporation of the Corporation is hereby amended by changing the first paragraph of Article FOURTH, so that, as amended, said first paragraph of Article FOURTH shall be and read as follows:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 105,000,000 of which 100,000,000 are designated as common stock, par value $0.001 per share, and 5,000,000 shares are designated as preferred stock, par value $0.0001 per share, the rights, privileges and preferences may be designated as provided herein.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of February, 2016.

Jerry Hug Chief Executive Officer

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